                                                                    Exhibit 24.1
                              POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     The undersigned does hereby make, constitute and appoint William P. Fricks, Stephen B. Clarkson, Charles S. Ream and Charles B. Wingfield, Jr., severally and not jointly, my true and lawful attorneys-in-fact, with full power of substitution in each, for me and in my name, place and stead to execute for me and on my behalf in each or any one of my offices and capacities with Newport News Shipbuilding Inc. (the "Company"), as shown below, the Company's Annual Report on Form 10-K for the year ended December 31, 2000, with exhibits thereto and other documents in connection therewith, which the Company contemplates filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and any and all amendments to said Form 10-K, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of these presents.

     IN WITNESS WHEREOF, I have executed these presents this 22/nd/ day of March, 2001.


                                              /s/ Gerald L. Baliles
                                             -----------------------------------
                                             Gerald L. Baliles
                                             Director

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     The undersigned does hereby make, constitute and appoint William P. Fricks, Stephen B. Clarkson, Charles S. Ream and Charles P. Wingfield, Jr., severally and not jointly, my true and lawful attorneys-in-fact, with full power of substitution in each, for me and in my name, place and stead to execute for me and on my behalf in each or any one of my offices and capacities with Newport News Shipbuilding Inc. (the "Company"), as shown below, the Company's Annual Report on Form 10-K for the year ended December 31, 2000, with exhibits thereto and other documents in connection therewith, which the Company contemplates filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and any and all amendments to said Form 10-K, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of these presents.

     IN WITNESS WHEREOF, I have executed these presents this 22/nd/ day of March, 2001.


                                              /s/ Charles A. Bowsher
                                             -----------------------------------
                                             Charles A. Bowsher
                                             Director

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     The undersigned does hereby make, constitute and appoint William P. Fricks, Stephen B. Clarkson, Charles S. Ream and Charles P. Wingfield, Jr., severally and not jointly, my true and lawful attorneys-in-fact, with full power of substitution in each, for me and in my name, place and stead to execute for me and on my behalf in each or any one of my offices and capacities with Newport News Shipbuilding Inc. (the "Company"), as shown below, the Company's Annual Report on Form 10-K for the year ended December 31, 2000, with exhibits thereto and other documents in connection therewith, which the Company contemplates filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and any and all amendments to said Form 10-K, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of these presents.

     IN WITNESS WHEREOF, I have executed these presents this 22/nd/ day of March, 2001.


                                             /s/ Leon A. Edney
                                             -----------------------------------
                                             Leon A. Edney
                                             Director

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     The undersigned does hereby make, constitute and appoint Stephen B. Clarkson, Charles S. Ream and Charles P. Wingfield, Jr., severally and not jointly, my true and lawful attorneys-in-fact, with full power of substitution in each, for me and in my name, place and stead to execute for me and on my behalf in each or any one of my offices and capacities with Newport News Shipbuilding Inc. (the "Company"), as shown below, the Company's Annual Report on Form 10-K for the year ended December 31, 2000, with exhibits thereto and other documents in connection therewith, which the Company contemplates filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and any and all amendments to said Form 10-K, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of these presents.

     IN WITNESS WHEREOF, I have executed these presents this 22/nd/ day of March, 2001.


                                             /s/ William P. Fricks
                                            ------------------------------------
                                            William P. Fricks
                                            Chairman and Chief Executive Officer

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     The undersigned does hereby make, constitute and appoint William P. Fricks, Stephen B. Clarkson, Charles S. Ream and Charles P. Wingfield, Jr., severally and not jointly, my true and lawful attorneys-in-fact, with full power of substitution in each, for me and in my name, place and stead to execute for me and on my behalf in each or any one of my offices and capacities with Newport News Shipbuilding Inc. (the "Company"), as shown below, the Company's Annual Report on Form 10-K for the year ended December 31, 2000, with exhibits thereto and other documents in connection therewith, which the Company contemplates filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and any and all amendments to said Form 10-K, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of these presents.

     IN WITNESS WHEREOF, I have executed these presents this 22/nd/ day of March, 2001.


                                              /s/ William R. Harvey
                                             -----------------------------------
                                             William R. Harvey
                                             Director

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     The undersigned does hereby make, constitute and appoint William P. Fricks, Stephen B. Clarkson, Charles S. Ream and Charles P. Wingfield, Jr., severally and not jointly, my true and lawful attorneys-in-fact, with full power of substitution in each, for me and in my name, place and stead to execute for me and on my behalf in each or any one of my offices and capacities with Newport News Shipbuilding Inc. (the "Company"), as shown below, the Company's Annual Report on Form 10-K for the year ended December 31, 2000, with exhibits thereto and other documents in connection therewith, which the Company contemplates filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and any and all amendments to said Form 10-K, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of these presents.

     IN WITNESS WHEREOF, I have executed these presents this 22/nd/ day of March, 2001.


                                              /s/ Shirley Ann Jackson
                                             -----------------------------------
                                             Shirley Ann Jackson
                                             Director

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     The undersigned does hereby make, constitute and appoint William P. Fricks, Stephen B. Clarkson and Charles P. Wingfield, Jr., severally and not jointly, my true and lawful attorneys-in-fact, with full power of substitution in each, for me and in my name, place and stead to execute for me and on my behalf in each or any one of my offices and capacities with Newport News Shipbuilding Inc. (the "Company"), as shown below, the Company's Annual Report on Form 10-K for the year ended December 31, 2000, with exhibits thereto and other documents in connection therewith, which the Company contemplates filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and any and all amendments to said Form 10-K, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of these presents.

     IN WITNESS WHEREOF, I have executed these presents this 22/nd/ day of March, 2001.


                                             /s/ Charles S. Ream
                                             -----------------------------------
                                             Charles S. Ream
                                             Senior Vice President and Chief
                                             Financial Officer

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     The undersigned does hereby make, constitute and appoint William P. Fricks, Stephen B. Clarkson, Charles S. Ream and Charles P. Wingfield, Jr., severally and not jointly, my true and lawful attorneys-in-fact, with full power of substitution in each, for me and in my name, place and stead to execute for me and on my behalf in each or any one of my offices and capacities with Newport News Shipbuilding Inc. (the "Company"), as shown below, the Company's Annual Report on Form 10-K for the year ended December 31, 2000, with exhibits thereto and other documents in connection therewith, which the Company contemplates filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and any and all amendments to said Form 10-K, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of these presents.

     IN WITNESS WHEREOF, I have executed these presents this 22/nd/ day of March, 2001.


                                              /s/ Joseph J. Sisco
                                             -----------------------------------
                                             Joseph J. Sisco
                                             Director

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     The undersigned does hereby make, constitute and appoint William P. Fricks, Stephen B. Clarkson, Charles S. Ream and Charles P. Wingfield, Jr., severally and not jointly, my true and lawful attorneys-in-fact, with full power of substitution in each, for me and in my name, place and stead to execute for me and on my behalf in each or any one of my offices and capacities with Newport News Shipbuilding Inc. (the "Company"), as shown below, the Company's Annual Report on Form 10-K for the year ended December 31, 2000, with exhibits thereto and other documents in connection therewith, which the Company contemplates filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and any and all amendments to said Form 10-K, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of these presents.

     IN WITNESS WHEREOF, I have executed these presents this 22/nd/ day of March, 2001.


                                              /s/ Stephen R. Wilson
                                             -----------------------------------
                                             Stephen R. Wilson
                                             Director

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     The undersigned does hereby make, constitute and appoint William P. Fricks, Stephen B. Clarkson and Charles S. Ream, severally and not jointly, my true and lawful attorneys-in-fact, with full power of substitution in each, for me and in my name, place and stead to execute for me and on my behalf in each or any one of my offices and capacities with Newport News Shipbuilding Inc. (the "Company"), as shown below, the Company's Annual Report on Form 10-K for the year ended December 31, 2000, with exhibits thereto and other documents in connection therewith, which the Company contemplates filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and any and all amendments to said Form 10-K, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of these presents.

     IN WITNESS WHEREOF, I have executed these presents this 22/nd/ day of March, 2001.


                                              /s/ Charles P. Wingfield, Jr.
                                             -----------------------------------
                                             Charles P. Wingfield, Jr.
                                             Vice President and Controller